Other assets	12 Months Ended
Dec. 31, 2022
Other assets [abstract]
Other assets
11 Other assets

Other assets by type
in EUR million	2022	2021
Net defined benefit assets	617	783
Investment properties	18	26
Property development and obtained from foreclosures	34	52
Accrued assets	917	798
Amounts to be settled	5,191	2,424
Other	2,073	1,914
	8,850	5,996
Disclosures in respect of Net defined benefit assets are provided in Note 36 'Pensions and other post-employment benefits'.
Amounts to be settled include primarily transactions not settled at the balance sheet date. The nature of these transaction is short term and they are expected to settle shortly after the closing date of the balance sheet.Other relates to various receivables in the normal course of business, amongst others, short term receivables relating to mortgage issuance and other amounts receivable from customers.